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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 2, 2005

                             GENESEE & WYOMING INC.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                 001-31456               06-0984624
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   (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)            File Number)        Identification No.)

    66 FIELD POINT ROAD, GREENWICH, CONNECTICUT                 06830
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      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (203) 629-3722


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

The following Press Release, filed as Exhibit 99.1, and the information set forth therein is furnished under Section 2- Financial Information, Item 2.02, Disclosure of Results of Operations and Financial Condition. The Press Release was issued by Genesee & Wyoming Inc. on August 2, 2005, announcing Genesee & Wyoming Inc.'s financial results for the second quarter of 2005, which is incorporated herein by reference.

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibit.

99.1 Press release dated August 2, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GENESEE & WYOMING INC.

August 2, 2005                                      By: /s/ Timothy J. Gallagher
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                                                        Timothy J. Gallagher
                                                        Chief Financial Officer